Significant transactions	12 Months Ended
Oct. 31, 2024
Text Block [Abstract]
Significant transactions

Note 3	Significant transactions

Sale of certain banking assets in the Caribbean
CIBC Caribbean Bank Limited (formerly known as FirstCaribbean International Bank Limited) sold its banking assets in St. Vincent and Grenada in March 2023 and July 2023, respectively. CIBC Caribbean Bank Limited (CIBC Caribbean) ceased its operations in Dominica on January 31, 2023. The impacts of these transactions and closures were not material.
On October 31, 2023, CIBC Caribbean announced that it had entered into an agreement to sell its banking assets in Curaçao and Sint Maarten. The sale of banking assets in Curaçao was completed on May 24, 2024 upon the satisfaction of the closing conditions, and was not material. The Sint Maarten transaction is subject to closing conditions, and is expected to be finalized in the second quarter of 2025. The impact upon closing is not expected to be material.